UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2024
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A
(Address of registered office and principal executive office)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2024 Annual General Meeting of Shareholders of Bunge Global SA (the “Company”) held on May 15, 2024 (the “AGM”), shareholders of the Company approved the Company's 2024 Long-Term Incentive Plan (the “LTIP"), to replace the Company's 2016 Equity Incentive Plan. As approved by shareholders, the LTIP reserves an additional 5,000,000 shares, par value $0.01 per share, issuable pursuant to awards granted thereunder.
The summary of the changes to the LTIP is subject to and qualified in its entirety by reference to the full text of the LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders
At the AGM, the Company's shareholders voted on the proposals set forth below, each of which is described in the Company's proxy statement for the 2024 annual general meeting:
1.The shareholders approved the Swiss statutory consolidated financial statements and Swiss standalone financial statements of the Company for the year ended December 31, 2023. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
115,170,907	52,825	427,479
2.    The shareholders approved the appropriation of earnings for fiscal year 2023. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
115,468,056	36,427	146,728
3.    The shareholders approved a cash dividend in the aggregate amount of U.S. $2.72 per outstanding share out of the Company's reserve from capital contributions in four equal installments. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
115,450,866	88,580	111,765
4    The shareholders approved the discharge of the members of the Board and the Executive Management Team from liability for activities during fiscal year 2023. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,056,783	888,619	435,986	6,269,823
5.     The shareholders reelected the following 10 individuals listed below as directors, each for a term extending until completion of the 2025 annual general meeting. The tabulation of votes with respect to the re-election of the directors below was as follows:

	Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
5a.	Eliane Aleixo Lustosa de Andrade	108,479,370	811,847	90,171	6,269,823
5b.	Sheila Bair	107,876,244	1,384,363	120,781	6,269,823
5c.	Carol M. Browner	102,259,760	6,980,686	140,942	6,269,823
5d.	Gregory A. Heckman	108,512,694	753,346	115,348	6,269,823
5e.	Bernardo Hees	108,390,957	813,106	177,325	6,269,823
5f.	Michael Kobori	108,416,498	869,559	95,331	6,269,823
5g.	Monica McGurk	107,936,421	1,306,725	138,242	6,269,823

5h.	Kenneth Simril	108,217,690	985,187	178,511	6,269,823
5i.	Henry (Jay) Winship	107,674,974	1,528,687	177,727	6,269,823
5j.	Mark N. Zenuk	107,197,526	2,056,422	127,440	6,269,823
The shareholders elected the following 4 individuals listed below as directors, each for a term extending until completion of the 2025 annual general meeting, subject to and contingent upon the closing of the acquisition of Viterra Limited, as further described in the Company's 2024 Proxy statement. The tabulation of votes with respect to the election of the directors below was as follows:

	Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
5k.	Adrian Isman	109,092,803	79,826	208,759	6,269,823
5l.	Anne Jensen	109,090,587	83,645	207,156	6,269,823
5m.	Christopher Mahoney	109,092,596	79,369	209,423	6,269,823
5n.	Markus Walt	109,105,453	130,318	145,617	6,269,823
6.     The shareholders reelected Mark Zenuk as the Chair of the Board. The tabulation of votes with respect to the reelection of the Chair of the Board was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,263,590	976,526	141,272	6,269,823
7.    The shareholders reelected each of the members of the Human Resources and Compensation Committee. The tabulation of votes with respect to the reelection of the members of the Human Resources and Compensation Committee was as follows:

	Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
7a.	Bernardo Hees	108,572,572	617,763	191,053	6,269,823
7b.	Kenneth Simril	108,580,399	609,050	191,939	6,269,823
7c.	Henry “Jay” Winship	107,803,638	1,386,604	191,146	6,269,823
8.    The shareholders approved the 2024 Long-Term Incentive Plan. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,639,164	2,620,701	121,523	6,269,823
9.    The shareholders passed an advisory vote to approve the Named Executive Officers' compensation under U.S. securities law requirements. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,647,812	3,591,495	142,081	6,269,823
10a. The shareholders approved the maximum aggregate compensation of the Board for the period between the 2024 annual general meeting and the 2025 annual general meeting. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,748,937	484,100	148,351	6,269,823
10b. The shareholders approved the maximum aggregate compensation of the Executive Management Team for the fiscal year 2025. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
107,151,167	2,076,301	153,920	6,269,823

10c. The shareholders passed an advisory vote on the Swiss Compensation Report. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,641,316	3,559,140	180,932	6,269,823
11. The shareholders passed an advisory vote on the Swiss Statutory Non-Financial Matters Report. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,988,498	1,937,309	455,581	6,269,823
12.     The shareholders elected the Swiss Statutory Independent Voting Representative. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions
115,336,767	72,570	241,874
13. The shareholders reelected the independent auditor for U.S. securities law purposes and the statutory auditor for Swiss law purposes. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions
108,129,589	7,360,004	161,618

Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
10.1	Bunge 2024 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024

BUNGE GLOBAL SA

By:	/s/ Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary